PIONEER
                                     -------
                                     EQUITY
                                     INCOME
                                      FUND


                                     Annual
                                     Report

                                    10/31/02



                          [logo] PIONEER Investments(R)

T A B L E  O F  C O N T E N T S
-------------------------------------------------------------------------------

Letter from the President                                                1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          7

Schedule of Investments                                                 11

Financial Statements                                                    17

Notes to Financial Statements                                           24

Report of Independent Auditors                                          30

Trustees, Officers and Service Providers                                31

Programs and Services for Pioneer Shareowners                           36




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LETTER FROM THE PRESIDENT 10/31/02
--------------------------------------------------------------------------------



D E A R  S H A R E O W N E R,
--------------------------------------------------------------------------------

It has been more than a year since our nation suffered the most damaging physical and psychological blows that most of us can remember. Since those sobering events, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels. In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

YEAR-END - THE LOGICAL TIME FOR A REVIEW
Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The approaching year-end is an ideal time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.                                            1

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PORTFOLIO SUMMARY 10/31/02
--------------------------------------------------------------------------------


P O R T F O L I O   D I V E R S I F I C A T I O N
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[graphic omitted]

U.S. Common Stocks              94.7%
U.S. Convertible Securities      3.4%
Short-Term Cash Equivalents      1.9%


S E C T O R  D I S T R I B U T I O N
--------------------------------------------------------------------------------
(As a percentage of total investment in securities)

[graphic omitted]

Financials                                          21.7%
Utilities                                           16.6%
Industrials                                         14.3%
Energy                                              11.4%
Consumer Discretionary                              10.7%
Health Care                                          9.5%
Telecommunication Services                           6.0%
Consumer Staples                                     5.8%
Materials                                            3.8%
Information Technology                               0.2%


1 0  L A R G E S T  H O L D I N G S
--------------------------------------------------------------------------------
(As a percentage of total investment in securities)

1. ChevronTexaco Corp.             4.40%    6. SBC Communications, Inc.    2.86%
2. ConocoPhillips                  3.57     7. Keyspan Energy Corp.        2.67
3. Exxon Mobil Corp.               3.42     8. Constellation Energy Group  2.61
4. Fifth Third Bancorp             3.37     9. Abbott Laboratories         2.40
5. PACCAR, Inc.                    3.30    10. Gorman-Rupp Co.             2.01

Fund holdings will vary for other periods.

2
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PERFORMANCE UPDATE 10/31/02                                       CLASS A SHARES
--------------------------------------------------------------------------------

S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                      10/31/02        10/31/01
                               $20.80          $24.28

DISTRIBUTIONS PER SHARE        INCOME          SHORT-TERM       LONG-TERM
(10/31/01-10/31/02)            DIVIDENDS       CAPITAL GAINS    CAPITAL GAINS
                               $0.4713             -                -


I N V E S T M E N T  R E T U R N S
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Value Index.


------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2002)

                 NET ASSET       PUBLIC OFFERING
PERIOD             VALUE              PRICE*
10 Years           9.31%              8.67%
5 Years            2.29               1.09
1 Year           -12.62             -17.64

------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[graphic omitted]

--------------------------------------------------------------------------------
                            GROWTH OF $10,000[dagger]
--------------------------------------------------------------------------------

           Pioneer Equity          Standard & Poor's           Russell 1000
            Income Fund*              500 Index                Value Index
10/31/92      $ 9,425                  $10,000                   $10,000
              $11,376                  $11,488                   $12,514
10/31/94      $11,386                  $11,934                   $12,608
              $13,608                  $15,081                   $15,724
10/31/96      $15,721                  $18,702                   $19,456
              $20,500                  $24,708                   $25,911
10/31/98      $24,331                  $30,141                   $29,756
              $27,070                  $37,864                   $34,675
10/31/00      $28,939                  $40,162                   $36,588
              $26,274                  $30,174                   $32,248
10/31/02      $22,959                  $25,619                   $29,013



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value-oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                                                                               3
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PERFORMANCE UPDATE 10/31/02                                       CLASS B SHARES
--------------------------------------------------------------------------------


S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                    10/31/02        10/31/01
                             $20.67          $24.14

DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
(10/31/01-10/31/02)          DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                             $0.2807              -                 -


I N V E S T M E N T  R E T U R N S
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Value Index.


--------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2002)

                     IF              IF
PERIOD              HELD          REDEEMED*
Life-of-Class
(4/4/94)           8.47%            8.47%
5 Years            1.50             1.34
1 Year           -13.34           -16.76

---------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.


[graphic omitted]

--------------------------------------------------------------------------------
                            GROWTH OF $10,000[dagger]
--------------------------------------------------------------------------------

           Pioneer Equity          Standard & Poor's           Russell 1000
            Income Fund*              500 Index                Value Index
4/30/94       $10,000                  $10,000                   $10,000
10/31/94      $10,242                  $10,632                   $10,268
              $12,151                  $13,435                   $12,805
10/31/96      $13,938                  $16,661                   $15,844
              $18,028                  $22,011                   $21,101
10/31/98      $21,243                  $26,851                   $24,232
              $23,459                  $33,732                   $28,238
10/31/00      $24,875                  $35,778                   $29,796
              $22,413                  $26,881                   $26,261
10/31/02      $19,424                  $22,823                   $23,629


[dagger] Index comparison begins on 4/30/94. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value-oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

           Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/02                                      CLASS C SHARES
--------------------------------------------------------------------------------


S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                     10/31/02        10/31/01
                              $20.63          $24.08

DISTRIBUTIONS PER SHARE       INCOME          SHORT-TERM       LONG-TERM
(10/31/01-10/31/02)           DIVIDENDS       CAPITAL GAINS    CAPITAL GAINS
                              $0.2612             -                 -


I N V E S T M E N T  R E T U R N S
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Value Index.

---------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2002)

                 NET ASSET       PUBLIC OFFERING
PERIOD             VALUE           PRICE/CDSC*
Life-of-Class
(1/31/96)           5.79%             5.63%
5 Years             1.43              1.23
1 Year            -13.37            -14.22

---------------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to investments sold within one year of purchase.

[graphic omitted]

--------------------------------------------------------------------------------
                                GROWTH OF $10,000
--------------------------------------------------------------------------------

           Pioneer Equity          Standard & Poor's           Russell 1000
            Income Fund*              500 Index                Value Index
1/31/96       $ 9,900                  $10,000                   $10,000
10/31/96      $10,427                  $11,274                   $11,142
              $13,484                  $14,894                   $14,839
10/31/98      $15,884                  $18,169                   $17,040
              $17,529                  $22,825                   $19,857
10/31/00      $18,571                  $24,210                   $20,953
              $16,711                  $18,189                   $18,467
10/31/02      $14,477                  $15,443                   $16,615



The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value-oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                                                                               5
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PERFORMANCE UPDATE 10/31/02                                      CLASS Y SHARES
--------------------------------------------------------------------------------


S H A R E  P R I C E S  A N D  D I S T R I B U T I O N S
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                     10/31/02        10/31/01
                              $20.85          $24.33

DISTRIBUTIONS PER SHARE       INCOME          SHORT-TERM       LONG-TERM
(10/31/01-10/31/02)           DIVIDENDS       CAPITAL GAINS    CAPITAL GAINS
                              $0.5694             -                 -


I N V E S T M E N T  R E T U R N S
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Equity Income Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Value Index.

---------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 2002)

                     IF                IF
PERIOD              HELD            REDEEMED*
Life-of-Class      -1.34%            -1.34%
(7/2/98)
1 Year            -12.24%           -12.24%

---------------------------------------------------

* Assumes reinvestment of distributions.

[graphic omitted]

--------------------------------------------------------------------------------
                            GROWTH OF $10,000[dagger]
--------------------------------------------------------------------------------

           Pioneer Equity          Standard & Poor's           Russell 1000
            Income Fund*              500 Index                Value Index
7/31/98       $10,000                  $10,000                   $10,000
10/31/98      $10,167                  $ 9,844                   $ 9,698
              $11,354                  $12,367                   $11,301
10/31/00      $12,187                  $13,117                   $11,925
              $11,103                  $ 9,855                   $10,510
10/31/02      $ 9,744                  $ 8,367                   $ 9,456



[dagger] Index comparison begins 7/31/98. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value-oriented style than the S&P 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

           Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

6
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PORTFOLIO MANAGEMENT DISCUSSION 10/31/02
--------------------------------------------------------------------------------

In the following discussion, John Carey, portfolio manager of Pioneer Equity Income Fund, describes how he positioned the Fund and the factors that affected performance over the past year.

Q:  HOW DID THE FUND FARE OVER THIS PAST, DIFFICULT YEAR?

A: In one of the more difficult stock markets in recent times, Pioneer Equity Income Fund also experienced some losses. However, the conservative, income-oriented strategy definitely helped the Fund avoid some of the worst market volatility. For the twelve months ended October 31, 2002, Class A shares of the Fund declined 12.62% at net asset value. At the extreme, the Nasdaq Composite Index fell 21.33% over the same period. The more comparable Russell 1000 Value Index lost 10.02%, and the Standard & Poor's 500 recorded a 15.10% decrease. The average fund in the Lipper Equity-Income Fund universe declined 12.20%.

    While it is hard to find many bright and shining successes in such a lackluster year, we can at least say that we did not have a single share of Enron, Tyco, Global Crossing, Worldcom, or Tenet Healthcare. Indeed one key to performance this year was avoiding the really big disasters in the market. However, we had our share of companies with disappointing earnings and other problems, including Electronic Data Corp., Bristol-Myers Squibb, Schering-Plough, and, until we liquidated the positions, Allegheny Energy and Interpublic. Ford Motor contributed another especially discouraging stock-price performance.

    As we moved through the year, we made some adjustments to various positions, reflecting our views of the changed fortunes of portfolio holdings. But in a "down" year, there is only so much you can do while staying fully invested in a diversified list of equity securities.


                                                                               7
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PIONEER EQUITY INCOME FUND
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PORTFOLIO MANAGEMENT DISCUSSION 10/31/02                             (continued)
--------------------------------------------------------------------------------

Q: WHAT SECTORS HAD THE LARGEST POSITIVE AND NEGATIVE EFFECTS ON FUND PERFORMANCE DURING THE YEAR?

A: Overall, positive contributions to performance came from our positioning in the industrial, utility, and consumer discretionary sectors, and negative contributions resulted from our holdings in health care, financials, and telecommunications services. The industrial sector was our best. We were somewhat overweighted there versus our benchmark index, the Russell 1000 Value Index, and the average performance of our stocks was considerably better than the performance of the sector position in the Index. Norfolk Southern, PACCAR, and 3M were all up by more than 20% in the twelve months, and Timken was up nearly 40%. In the case of utilities, which were a weak group in the market, we were significantly overweighted, but benefited versus the Index because the average performance of the utilities we owned was so much better than that of the utility sector in the Index. We were underweighted in the consumer discretionary sector, but had positive absolute performance from our stock picks, while the larger weighting in the Index recorded a negative absolute return.

    On the other side of the ledger, health care was our worst area. We were overweighted there, and our stocks underperformed the sector averages. The main culprits were our positions in the major pharmaceuticals. Bristol-Myers Squibb, Schering-Plough, and Eli Lilly all declined. All faced problems with drug-patent expirations, which created concern on the part of investors with respect to their earnings prospects. In the financial arena, we showed a somewhat better result than the Index sector, but our underweighting in that relatively good group definitely hurt us. Finally, we also outperformed the Index in telecommunications services, but in this case our overweighting in what turned out to be a quite dismal group almost all through the year, detracted from Fund results.


8
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--------------------------------------------------------------------------------

Q:  WHAT CHANGES DID YOU MAKE TO THE PORTFOLIO DURING THE SECOND HALF?

A: By and large, we pursued a strategy of consolidation during the last six months of the year. We added no new positions, though two of our holdings, Conoco and Phillips Petroleum, merged to form ConocoPhillips. Otherwise we sold a number of securities, in some cases because of developing financial concerns that we had. We pared back in the telecomm sector, selling Sprint and Verizon Communications; we sold the disappointing electric utility, Allegheny Energy; and we exited the strained Interpublic Group. In accord with our policy of investing the Fund only in United States-domiciled companies, we liquidated Ingersoll-Rand because of that company's reincorporation in Bermuda. We also exited three positions in convertible securities, Corning, Cox Communications and Lucent.

    While we did not add positions, we did buy additional shares of some existing holdings, including Diebold, manufacturer of automatic-teller and voting machines, and Emertson Electric, a diversified industrial-products company. We believe the economy does appear slowly to be improving, but we remain careful about our new investment commitments.

Q:  WHAT IS YOUR OUTLOOK ON THE STOCK MARKET AND THE ECONOMY FOR THE COMING
    YEAR?

A: The year as a whole was a poor one for stocks, but the final month of our fiscal year, October, was actually quite good for both the market and the Fund. Driving prices higher was a combination of modestly better-than-expected third-quarter earnings and the anticipation of further Federal Reserve action with regard to interest rates. The question that still concerns investors is the sustainability of earnings improvement in a sluggish sales-growth environment. Investor confidence has also been diminished by the well-publicized accounting scandals and the perils of the international situation. We think that the current economic recovery is sustainable and that it will eventually broaden to encompass more companies in more industries. There are some hopeful signs for business spending,


                                                                               9
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PIONEER EQUITY INCOME FUND
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PORTFOLIO MANAGEMENT DISCUSSION 10/31/02                             (continued)
--------------------------------------------------------------------------------

    which has been weak for a couple of years. It must strengthen for the economy to really start moving. Up until now, it has been the consumer who has carried the economic burden by continuing to spend. For the recovery to be secure, we need to see a better balance between business and consumer spending. Retail sales are very important, but so is capital spending.

Q:  WHAT CAN YOU SAY TO INVESTORS WHO HAVE LOST FAITH IN THE EQUITY MARKET?

A: The founder of our company, Philip L. Carret (1896-1998), once observed that there had never been a great fortune built in the United States by a bet on catastrophe. Experiencing as he did both of the world wars of this past century, as well as the Great Depression of the 1930s, he was bold and optimistic to say that. But his confidence never wavered in this country, and his hope for our economy never faltered. We cannot say what lies ahead of us. Since September 11, 2001, we have all been a bit on edge, a bit subdued, and a bit wary. Sometimes it is an effort to "pluck up your courage," but that is afterall implicit in the expression. Looking back on our stock market history - and thinking now purely as investors - we would observe that it has usually proved well worth the effort. Taking advantage of buying opportunities in weak markets has normally been a good idea when viewed from the perspective of the future. Of course we cannot get into an
    H. G. Wells time machine and find out for sure, and there never can be any guarantees. But we feel confident in placing our money on the United States and our investment in the U.S. stock market, and we think that some years from now we stand at least an even chance of being happy we did. Thank you as always for the trust you have placed in us.


10
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SCHEDULE OF INVESTMENTS 10/31/02
--------------------------------------------------------------------------------
PRINCIPAL                                                                  VALUE
AMOUNT

             CONVERTIBLE PREFERRED STOCKS - 3.1%
             COMMERCIAL SERVICES & SUPPLIES - 0.9%
             DATA PROCESSING SERVICES - 0.9%
$   320,000  Electronic Data Corp., 7.625%, 8/17/04                 $  5,920,000
                                                                    ------------
             TOTAL COMMERCIAL SERVICES & SUPPLIES                   $  5,920,000
                                                                    ------------
             TRANSPORTATION - 1.7%
             RAILROADS - 1.7%
    123,000  Union Pacific Cap Trust, 6.25%, 4/1/28 (144A)          $  6,242,250
     84,700  Union Pacific Cap Trust, 6.25%, 4/1/28                    4,298,525
                                                                    ------------
                                                                    $ 10,540,775
                                                                    ------------
             TOTAL TRANSPORTATION                                   $ 10,540,775
                                                                    ------------
             AUTOMOBILES & COMPONENTS - 0.5%
             AUTOMOBILE MANUFACTURERS - 0.5%
     75,000  Ford Capital Trust, 6.5%, 1/15/32                      $  2,748,750
     10,000  General Motors Corp. Series B, 5.25%, 3/6/32                206,250
                                                                    ------------
                                                                    $  2,955,000
                                                                    ------------
             TOTAL AUTOMOBILES & COMPONENTS                         $  2,955,000
                                                                    ------------
             TOTAL CONVERTIBLE PREFERRED STOCKS
             (Cost $28,565,158)                                     $ 19,415,775
                                                                    ------------
             CONVERTIBLE CORPORATE BONDS - 0.3%
             RETAILING - 0.1%
             DEPARTMENT STORES - 0.1%
    800,000  Gap, Inc., 5.75%, 3/15/09                              $    826,000
                                                                    ------------
             TOTAL RETAILING                                        $    826,000
                                                                    ------------
             TECHNOLOGY HARDWARE & DEVELOPMENT - 0.2%
             COMPUTER HARDWARE - 0.2%
  1,920,000  Veeco Instruments, 4.125%, 12/21/08                    $  1,363,200
                                                                    ------------
             TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT                $  1,363,200
                                                                    ------------
             TOTAL CONVERTIBLE CORPORATE BONDS
             (Cost $2,794,520)                                      $  2,189,200
                                                                    ------------
    SHARES
             COMMON STOCKS - 94.7%
             ENERGY - 11.2%
             INTEGRATED OIL & GAS - 11.2%
    405,700  ChevronTexaco Corp.                                    $ 27,437,491
    458,780  ConocoPhillips                                           22,250,830
    633,878  Exxon Mobil Corp.                                        21,336,333
                                                                    ------------
                                                                    $ 71,024,654
                                                                    ------------
                TOTAL ENERGY                                        $ 71,024,654
                                                                    ------------
   The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS 10/31/02                                     (continued)
--------------------------------------------------------------------------------

SHARES                                                                     VALUE

             MATERIALS - 3.7%
             COMMODITY CHEMICALS - 1.8%
    100,000  Air Products & Chemicals, Inc.                         $  4,420,000
    100,000  Dow Chemical Co.                                          2,599,000
    105,232  E.I. du Pont de Nemours and Co.                           4,340,820
                                                                    ------------
                                                                    $ 11,359,820
                                                                    ------------
             DIVERSIFIED CHEMICALS - 0.7%
    100,000  PPG Industries, Inc.                                   $  4,703,000
                                                                    ------------
             PAPER PRODUCTS - 0.3%
    100,000  Meadwestvaco Corp.                                     $  2,095,000
                                                                    ------------
             STEEL - 0.9%
    523,405  Roanoke Electric Steel Corp.                           $  5,573,740
                                                                    ------------
             TOTAL MATERIALS                                        $ 23,731,560
                                                                    ------------
             CAPITAL GOODS - 9.8%
             AEROSPACE & DEFENSE - 1.8%
     25,000  Boeing Co.                                             $    743,750
    138,700  General Dynamics Corp.                                   10,975,331
                                                                    ------------
                                                                    $ 11,719,081
                                                                    ------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 1.3%
    175,000  Emerson Electric Co.                                   $  8,431,500
                                                                    ------------
             INDUSTRIAL CONGLOMERATES - 4.3%
     30,000  3M Co.                                                 $  3,808,200
    177,550  Diebold, Inc.                                             6,329,658
     40,000  Illinois Tool Works, Inc.                                 2,456,000
    117,800  Johnson Controls, Inc.                                    9,188,400
     85,000  United Technologies Corp.                                 5,241,950
                                                                    ------------
                                                                    $ 27,024,208
                                                                    ------------
             INDUSTRIAL MACHINERY - 2.4%
    505,957  Gorman-Rupp Co. +                                      $ 12,547,734
    150,000  The Timken Co.                                            2,733,000
                                                                    ------------
                                                                    $ 15,280,734
                                                                    ------------
             TOTAL CAPITAL GOODS                                    $ 62,455,523
                                                                    ------------
             TRANSPORTATION - 1.6%
             RAILROADS - 1.6%
    105,000  Burlington Northern, Inc.                              $  2,701,650
    143,600  Norfolk Southern Corp.                                    2,900,720
    220,500  Philadelphia Suburban Corp.                               4,738,545
                                                                    ------------
                                                                    $ 10,340,915
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                     VALUE

             TOTAL TRANSPORTATION                                   $ 10,340,915
                                                                    ------------
             AUTOMOBILES & COMPONENTS - 4.3%
             AUTOMOBILE MANUFACTURERS - 4.3%
    410,803  Ford Motor Corp.                                       $  3,475,393
    100,000  General Motors Corp.                                      3,325,000
    465,750  PACCAR, Inc.                                             20,548,890
                                                                    ------------
                                                                    $ 27,349,283
                                                                    ------------
             TOTAL AUTOMOBILES & COMPONENTS                         $ 27,349,283
                                                                    ------------
             CONSUMER DURABLES & APPAREL - 0.6%
             PHOTOGRAPHIC PRODUCTS - 0.6%
    112,000  Eastman Kodak Co.                                      $  3,690,400
                                                                    ------------
             TOTAL CONSUMER DURABLES & APPAREL                      $  3,690,400
                                                                    ------------
             MEDIA - 4.4%
             MOVIES & ENTERTAINMENT - 1.9%
    531,200  Cedar Fair, L.P.                                       $ 12,191,040
                                                                    ------------
             PUBLISHING - 2.5%
    160,000  McGraw-Hill Co., Inc.                                  $ 10,320,000
    120,000  Tribune Co.                                               5,766,000
                                                                    ------------
                                                                    $ 16,086,000
                                                                    ------------
             TOTAL MEDIA                                            $ 28,277,040
                                                                    ------------
             RETAILING - 0.6%
             DEPARTMENT STORES - 0.2%
     41,000  May Department Stores Co.                              $    957,350
                                                                    ------------
             GENERAL MERCHANDISE STORES - 0.4%
    100,000  Sears, Roebuck and Co.                                 $  2,626,000
                                                                    ------------
             TOTAL RETAILING                                        $  3,583,350
                                                                    ------------
             FOOD & DRUG RETAILING - 3.5%
             FOOD RETAIL - 3.5%
    130,000  Campbell Soup Co.                                      $  2,740,400
     86,000  General Mills, Inc.                                       3,553,520
    216,250  H.J. Heinz Co., Inc.                                      6,954,600
    384,000  Sara Lee Corp.                                            8,766,720
                                                                    ------------
                                                                    $ 22,015,240
                                                                    ------------
             TOTAL FOOD & DRUG RETAILING                            $ 22,015,240
                                                                    ------------
             FOOD, BEVERAGE & TOBACCO - 1.7%
             SOFT DRINKS - 1.7%
    236,300  PepsiCo, Inc.                                          $ 10,420,830
                                                                    ------------
             TOTAL FOOD, BEVERAGE & TOBACCO                         $ 10,420,830
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                     (continued)
--------------------------------------------------------------------------------

SHARES                                                                     VALUE
             HOUSEHOLD & PERSONAL PRODUCTS - 0.6%
             HOUSEHOLD PRODUCTS - 0.6%
     66,000  Colgate-Palmolive Co.                                  $  3,628,680
                                                                    ------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS                    $  3,628,680
                                                                    ------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 5.5%
             HEALTH CARE DISTRIBUTORS & SERVICES - 5.1%
    356,600  Abbott Laboratories                                    $ 14,930,842
    200,000  Bristol-Myers Squibb Co.                                  4,922,000
    210,000  Johnson & Johnson                                        12,337,500
                                                                    ------------
                                                                    $ 32,190,342
                                                                    ------------
             HEALTH CARE EQUIPMENT - 0.4%
     88,000  Becton, Dickinson & Co.                                $  2,596,880
                                                                    ------------
             TOTAL HEALTH CARE EQUIPMENT & SUPPLIES                 $ 34,787,222
                                                                    ------------
             PHARMACEUTICALS & BIOTECHNOLOGY - 3.8%
             PHARMACEUTICALS - 3.8%
     50,000  Eli Lilly & Co.                                        $  2,775,000
    190,400  Merck & Co., Inc.                                        10,327,296
    531,600  Schering-Plough Corp.                                    11,349,660
                                                                    ------------
                                                                    $ 24,451,956
                                                                    ------------
             TOTAL PHARMACEUTICALS & BIOTECHNOLOGY                  $ 24,451,956
                                                                    ------------
             BANKS - 11.4%
    330,836  Fifth Third Bancorp                                    $ 21,008,086
    250,000  First Tennessee National Corp.                            9,270,000
    166,600  Mellon Bank Corp.                                         4,713,114
    264,000  National City Corp.                                       7,162,320
    329,400  SouthTrust Corp.                                          8,439,228
    125,000  SunTrust Banks, Inc.                                      7,605,000
    100,000  Washington Mutual, Inc.                                   3,576,000
    215,662  Wells Fargo & Co.                                        10,884,461
                                                                    ------------
             TOTAL BANKS                                            $ 72,658,209
                                                                    ------------
             DIVERSIFIED FINANCIALS - 5.5%
             DIVERSIFIED FINANCIAL SERVICES - 5.5%
    175,000  A.G. Edwards, Inc.                                     $  5,757,500
    232,600  Alliance Capital Management L.P.                          6,770,986
    208,000  Eaton Vance Corp.                                         5,971,680
    130,000  Merrill Lynch & Co., Inc.                                 4,933,500


   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                     VALUE
             DIVERSIFIED FINANCIALS - 5.5% (CONT'D)
             DIVERSIFIED FINANCIAL SERVICES - 5.5% (CONT'D)
    402,000  T. Rowe Price Associates, Inc.                         $ 11,348,460
                                                                    ------------
                                                                    $ 34,782,126
                                                                    ------------
             TOTAL DIVERSIFIED FINANCIALS                           $ 34,782,126
                                                                    ------------
             INSURANCE - 3.4%
             PROPERTY & CASUALTY INSURANCE - 3.4%
    205,100  Chubb Corp.                                            $ 11,569,691
     80,000  Safeco Corp.                                              2,844,800
    227,800  St. Paul Companies, Inc.                                  7,471,840
                                                                    ------------
                                                                    $ 21,886,331
                                                                    ------------
             TOTAL INSURANCE                                        $ 21,886,331
                                                                    ------------
             REAL ESTATE - 0.9%
             REAL ESTATE INVESTMENT TRUSTS - 0.9%
    250,000  Equity Office Properties Trust                         $  6,020,000
                                                                    ------------
             TOTAL REAL ESTATE                                      $  6,020,000
                                                                    ------------
             TELECOMMUNICATION SERVICES - 5.9%
             INTEGRATED TELECOMMUNICATION SERVICES - 5.9%
    184,585  Alltel Corp.                                           $  9,175,720
    396,400  BellSouth Corp.                                          10,365,860
    694,669  SBC Communications, Inc.                                 17,825,207
                                                                    ------------
                                                                    $ 37,366,787
                                                                    ------------
             TOTAL TELECOMMUNICATION SERVICES                       $ 37,366,787
                                                                    ------------
             UTILITIES - 16.3%
             ELECTRIC UTILITIES - 8.7%
    235,400  American Electric Power Co., Inc.                      $  6,035,656
    636,500  Constellation Energy Group                               16,281,670
    372,350  DPL, Inc.                                                 5,138,430
    538,000  Duke Energy Corp.                                        11,023,620
    384,400  Great Plains Energy, Inc.                                 8,668,220
    190,000  NSTAR                                                     7,970,500
                                                                    ------------
                                                                    $ 55,118,096
                                                                    ------------
             GAS UTILITIES - 6.3%
    454,700  KeySpan Energy Corp.                                   $ 16,610,191
    191,200  NICOR, Inc.                                               5,934,848
    446,600  Questar Corp.                                            11,522,280
    237,933  Vectren Corp.                                             5,860,290
                                                                    ------------
                                                                    $ 39,927,609
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/02                                     (continued)
--------------------------------------------------------------------------------

SHARES                                                                    VALUE
             MULTI-UTILITIES & UNREGULATED POWER - 0.2%
    100,000  Consol Energy Inc.                                    $  1,290,000
                                                                   ------------
             WATER UTILITIES - 1.1%
    150,400  American Water Works Co., Inc.                        $  6,734,912
                                                                   ------------
             TOTAL UTILITIES                                       $103,070,617
                                                                   ------------
             TOTAL COMMON STOCKS
             (Cost $510,823,952)                                   $601,540,723
                                                                   ------------
             TOTAL INVESTMENT SECURITIES                           $623,145,698
                                                                   ------------
PRINCIPAL
AMOUNT
             TEMPORARY CASH INVESTMENTS - 1.9%
             REPURCHASE AGREEMENT - 0.8%
$ 5,100,000  Credit Suisse First Boston Group Inc., 1.84% dated
             10/31/02, repurchase price of $5,100,000 plus accrued
             interest on 11/1/02 collateralized by $5,076,000
             U.S. Treasury Bonds, 3.625%, 8/31/03                  $  5,100,000
                                                                   ============
             SECURITY LENDING COLLATERAL - 1.1%
  6,895,660  Security Lending Investment Fund, 1.77%               $  6,895,660
                                                                   ------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $11,995,660)                                    $ 11,995,660
                                                                   ------------
             TOTAL INVESTMENT IN SECURITIES AND
             TEMPORARY CASH INVESTMENTS - 100%
             (Cost $554,179,290) (a)(b)                            $635,141,358
                                                                   ============

+ Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2002, the value of these securites amounted to $6,242,250 or 0.99% of total net assets.

(a) At October 31, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $549,805,462 was a follows:

          Aggregate gross unrealized gain for all investments in
          which there is an excess of value over tax cost          $137,554,196

          Aggregate gross unrealized loss for all investments
          in which there is an excess of tax cost over value        (52,218,300)
                                                                   ------------
          Net unrealized gain                                      $ 85,335,896
                                                                   ============

(b) As of October 31, 2002, the Fund had a capital loss carryforward of $30,816,289 which will expire between 2009 and 2010 if not utilized.

          Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2002 aggregated $89,153,057 and $71,646,416, respectively.

          The notes are an integral part of these financial statements.

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
BALANCE SHEET 10/31/02
--------------------------------------------------------------------------------

ASSETS:
 Investment in securities, at value (including securities loaned of
    $6,650,871 and temporary cash investments of $11,995,660)
    (cost $554,179,290)                                            $635,141,358
 Cash                                                                    84,869
 Receivables -
    Fund shares sold                                                    859,456
    Dividends and interest                                            2,068,123
                                                                   ------------
       Total assets                                                $638,153,806
                                                                   ------------

LIABILITIES:
 Payables -
    Fund shares repurchased                                        $    688,781
    Upon return of securities loaned                                  6,895,660
 Due to affiliates                                                      791,189
 Accrued expenses                                                       146,089
 Other                                                                      100
                                                                   ------------
       Total liabilities                                           $  8,521,819
                                                                   ------------

NET ASSETS:
 Paid-in capital                                                   $574,666,095
 Accumulated undistributed net investment income                      4,820,113
 Accumulated net realized loss on investments                       (30,816,289)
 Net unrealized gain on investments                                  80,962,068
                                                                   ------------
       Total net assets                                            $629,631,987
                                                                   ------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $409,553,050/19,692,491 shares)                 $      20.80
                                                                   ------------
 Class B (based on $174,334,177/8,433,423 shares)                  $      20.67
                                                                   ------------
 Class C (based on $42,902,596/2,079,799 shares)                   $      20.63
                                                                   ------------
 Class Y (based on $2,842,164/136,334 shares)                      $      20.85
                                                                   ------------
MAXIMUM OFFERING PRICE:
 Class A ($20.80 [division sign] 94.25%)                           $      22.07
                                                                   ------------
 Class C ($20.63 [division sign] 99.00%)                           $      20.84
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED 10/31/02

INVESTMENT INCOME:
  Dividends                                          $22,885,054
  Interest                                               287,577
  Income from securities loaned, net                      13,219
                                                     -----------
     Total investment income                                      $  23,185,850
                                                                  -------------
EXPENSES:
  Management fees                                    $ 4,396,139
  Transfer agent fees
     Class A                                             916,766
     Class B                                             531,902
     Class C                                             140,764
     Class Y                                                 558
  Distribution fees
     Class A                                           1,160,606
     Class B                                           2,213,517
     Class C                                             440,430
  Administrative fees                                    112,429
  Custodian fees                                          45,430
  Professional fees                                       77,711
  Printing                                               124,800
  Fees and expenses of nonaffiliated trustees             21,124
  Miscellaneous                                          101,359
                                                     -----------
     Total expenses                                               $  10,283,535
     Less fees paid indirectly                                          (83,932)
                                                                  -------------
     Net expenses                                                 $  10,199,603
                                                                  -------------
     Net investment income                                        $  12,986,247
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                $ (27,478,600)
  Change in net unrealized gain on investments                      (82,468,029)
                                                                  -------------
     Net loss on investments                                      $(109,946,629)
                                                                  -------------
     Net decrease in net assets resulting from operations         $ (96,960,382)
                                                                  =============

   The accompanying notes are an integral part of these financial statements.

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED 10/31/02 AND 10/31/01

                                                         YEAR ENDED       YEAR ENDED
                                                          10/31/02         10/31/01
FROM OPERATIONS:
Net investment income                                  $  12,986,247    $  12,030,263
Net realized loss on investments                         (27,478,600)      (4,201,341)
Change in net unrealized gain (loss) on investments      (82,468,029)     (85,420,556)
                                                       -------------    -------------
Net decrease in net assets resulting from operations   $ (96,960,382)   $ (77,591,634)
                                                       -------------    -------------
DISTRIBUTIONS TO SHAREOWNERS:
 Net investment income:
  Class A ($0.47 and $0.45 per share, respectively)    $  (9,114,012)   $  (8,525,871)
  Class B ($0.28 and $0.23 per share, respectively)       (2,591,744)      (2,133,505)
  Class C ($0.26 and $0.21 per share, respectively)         (503,337)        (261,955)
  Class Y ($0.57 and $0.52 per share, respectively)          (75,252)         (55,125)
 Net realized gain:
  Class A ($0.00 and $2.29 per share, respectively)               --      (41,510,546)
  Class B ($0.00 and $2.29 per share, respectively)               --      (20,007,922)
  Class C ($0.00 and $2.29 per share, respectively)               --       (2,474,533)
  Class Y ($0.00 and $2.29 per share, respectively)               --         (206,284)
 Tax return of capital:
  Class A ($0.00 and $0.03 per share, respectively)               --         (594,948)
  Class B ($0.00 and $0.03 per share, respectively)               --         (296,540)
  Class C ($0.00 and $0.03 per share, respectively)               --          (48,560)
  Class Y ($0.00 and $0.03 per share, respectively)               --           (3,232)
                                                       -------------    -------------
    Total distributions to shareowners                 $ (12,284,345)   $ (76,119,021)
                                                       -------------    -------------
FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                      $ 208,557,650    $ 163,190,456
 Reinvestment of distributions                            10,864,882       70,705,366
 Cost of shares repurchased                             (215,753,482)    (177,297,197)
                                                       -------------    -------------
  Net increase in net assets resulting from
   fund share transactions                             $   3,669,050    $  56,598,625
                                                       -------------    -------------
  Net decrease in net assets                           $ (105,575,677)  $ (97,112,030)
NET ASSETS:
 Beginning of year                                       735,207,664      832,319,694
 End of year (including accumulated undistributed
  net investment income of $4,820,113 and $3,492,878,
  respectively)                                        $ 629,631,987    $ 735,207,664
                                                       =============    =============

CLASS A                       `02 SHARES        `02 AMOUNT       `01 SHARES        `01 AMOUNT
Shares sold                     5,708,126       $130,863,594      3,239,032        $ 86,248,017
Reinvestment of distributions     347,502          8,241,398      1,782,172          47,740,449
Less shares repurchased        (5,503,526)      (125,827,342)    (4,138,571)       (110,521,159)
                               ----------       ------------     ----------        ------------
   Net increase                   552,102       $ 13,277,650        882,633        $ 23,467,307
                               ==========       ============     ==========        ============
CLASS B
Shares sold                     1,969,643       $ 47,081,790      2,080,055        $ 54,997,757
Reinvestment of distributions      95,763          2,235,448        759,679          20,285,782
Less shares repurchased        (3,172,131)       (72,995,261)    (2,083,502)        (54,948,205)
                               ----------       ------------     ----------        ------------
   Net increase (decrease)     (1,106,725)      $(23,678,023)       756,232        $ 20,335,334
                               ==========       ============     ==========        ============
CLASS C
Shares sold                     1,195,560       $ 28,626,097        780,134        $ 20,542,102
Reinvestment of distributions      14,689            340,558         91,231           2,432,595
Less shares repurchased          (692,700)       (15,858,539)      (402,249)        (10,550,726)
                               ----------       ------------     ----------        ------------
   Net increase                   517,549       $ 13,108,116        469,116        $ 12,423,971
                               ==========       ============     ==========        ============
CLASS Y
Shares sold                        80,909       $  1,986,169         51,930        $  1,402,580
Reinvestment of distributions       1,996             47,478          9,200             246,540
Less shares repurchased           (50,554)        (1,072,340)       (47,349)         (1,277,107)
                               ----------       ------------     ----------        ------------
   Net increase                    32,351       $    961,307         13,781        $    372,013
                               ==========       ============     ==========        ============

   The accompanying notes are an integral part of these financial statements.
                                                                              19

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                  10/31/02      10/31/01      10/31/00      10/31/99      10/31/98

CLASS A
Net asset value, beginning of year                                $  24.28      $  29.55      $  29.97      $  28.10      $  24.78
                                                                  --------      --------      --------      --------      --------
Net increase (decrease) from investment operations:
  Net investment income                                           $   0.49      $   0.47      $   0.58      $   0.48      $   0.49
  Net realized and unrealized gain (loss) on investments             (3.50)        (2.97)         1.28          2.62          4.04
                                                                  --------      --------      --------      --------      --------
        Net increase (decrease) from investment operations        $  (3.01)     $  (2.50)     $   1.86      $   3.10      $   4.53

Distributions to shareowners:
  Net investment income                                              (0.47)        (0.45)        (0.52)        (0.47)        (0.48)
  Net realized gain                                                      -         (2.29)        (1.76)        (0.76)        (0.73)
  Tax return of capital                                                  -         (0.03)            -             -             -
                                                                  --------      --------      --------      --------      --------
Net increase (decrease) in net asset value                        $  (3.48)     $  (5.27)     $  (0.42)     $   1.87      $   3.32
                                                                  --------      --------      --------      --------      --------
Net asset value, end of year                                      $  20.80      $  24.28      $  29.55      $  29.97      $  28.10
                                                                  ========      ========      ========      ========      ========
Total return*                                                       (12.62)%       (9.21)%        6.90%        11.26%        18.69%
Ratio of net expenses to average net assets[dagger]                   1.11%         1.08%         1.11%         1.09%         1.05%
Ratio of net investment income to average net assets[dagger]          2.06%         1.77%         1.95%         1.62%         1.82%
Portfolio turnover rate                                                 10%           15%           14%           23%           12%
Net assets, end of year (in thousands)                            $409,553      $464,792      $539,602      $661,598      $584,389
Ratios with reduction for fees paid indirectly:
   Net expenses                                                       1.10%         1.06%         1.08%         1.07%         1.04%
   Net investment income                                              2.07%         1.79%         1.98%         1.64%         1.83%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
[dagger] Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements.
20

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                  10/31/02      10/31/01      10/31/00      10/31/99      10/31/98

CLASS B
Net asset value, beginning of year                                $  24.14      $  29.37      $  29.78      $  27.91      $  24.63
                                                                  --------      --------      --------      --------      --------
Net increase (decrease) from investment operations:
  Net investment income                                           $   0.31      $   0.25      $   0.35      $  0.25       $   0.29
  Net realized and unrealized gain (loss) on investments             (3.50)        (2.93)         1.28         2.61           4.01
                                                                  --------      --------      --------      --------      --------
        Net increase (decrease) from investment operations        $  (3.19)     $  (2.68)     $   1.63      $  2.86       $   4.30
Distributions to shareowners:
  Net investment income                                              (0.28)        (0.23)        (0.28)       (0.23)         (0.29)
  Net realized gain                                                      -         (2.29)        (1.76)       (0.76)         (0.73)
  Tax return of capital                                                  -         (0.03)            -            -              -
                                                                  --------      --------      --------      --------      --------
Net increase (decrease) in net asset value                        $  (3.47)     $  (5.23)     $  (0.41)     $  1.87       $   3.28
                                                                  --------      --------      --------      --------      --------
Net asset value, end of year                                      $  20.67      $  24.14      $  29.37      $ 29.78       $  27.91
                                                                  ========      ========      ========      =======       ========
Total return*                                                       (13.34)%       (9.90)%        6.04%       10.43%         17.83%
Ratio of net expenses to average net assets[dagger]                   1.91%         1.87%         1.91%        1.87%          1.82%
Ratio of net investment income to average net assets[dagger]          1.25%         0.98%         1.15%        0.84%          1.05%
Portfolio turnover rate                                                 10%           15%           14%          23%            12%
Net assets, end of year (in thousands)                            $174,334      $230,268      $257,999     $328,360       $281,469
Ratios with reduction for fees paid indirectly:
  Net expenses                                                        1.90%         1.85%         1.89%        1.85%          1.81%
  Net investment income                                               1.26%         1.00%         1.17%        0.86%          1.06%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
[dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
                                                                              21

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                  10/31/02      10/31/01      10/31/00      10/31/99      10/31/98

CLASS C
Net asset value, beginning of year                                $ 24.08       $ 29.32       $ 29.75       $ 27.88       $ 24.61

Net increase (decrease) from investment operations:
  Net investment income                                           $  0.26       $  0.21       $  0.30       $  0.22       $  0.27
  Net realized and unrealized gain (loss) on investments            (3.45)        (2.92)         1.30          2.62          4.02
                                                                  --------      --------      --------      --------      --------

        Net increase (decrease) from investment operations        $ (3.19)      $ (2.71)      $  1.60       $  2.84       $  4.29
Distributions to shareowners:
  Net investment income                                             (0.26)        (0.21)        (0.27)        (0.21)        (0.29)
  Net realized gain                                                     -         (2.29)        (1.76)        (0.76)        (0.73)
  Tax return of capital                                                 -         (0.03)            -             -             -
                                                                  --------      --------      --------      --------      --------
Net increase (decrease) in net asset value                        $ (3.45)      $ (5.24)      $ (0.43)      $  1.87       $  3.27
                                                                  --------      --------      --------      --------      --------
Net asset value, end of year                                      $ 20.63       $ 24.08       $ 29.32       $ 29.75       $ 27.88
                                                                  ========      ========      ========      ========      ========
Total return*                                                      (13.37)%      (10.02)%        5.94%        10.35%        17.80%
Ratio of net expenses to average net assets[dagger]                  1.99%         1.98%         2.02%         1.97%         1.89%
Ratio of net investment income to average net assets[dagger]         1.19%         0.84%         1.05%         0.74%         0.97%
Portfolio turnover rate                                                10%           15%           14%           23%           12%
Net assets, end of year (in thousands)                            $42,903       $37,618       $32,050       $41,320        $25,941
Ratios with reduction for fees paid indirectly:
  Net expenses                                                       1.98%         1.96%         1.98%         1.94%          1.87%
  Net investment income                                              1.20%         0.86%         1.09%         0.77%          0.99%

* Assumes initial investment at net asset value at the beginning of each period reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**       Annualized
[dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
22

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/02
--------------------------------------------------------------------------------

                                                                 YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    7/2/98 TO
                                                                  10/31/02      10/31/01      10/31/00      10/31/99      10/31/98

CLASS Y
Net asset value, beginning of period                              $24.33        $29.59        $30.00        $28.13        $28.72
                                                                  ------        ------        ------        ------        ------
Increase (decrease) from investment operations:
  Net investment income                                           $ 0.55        $ 0.56        $ 0.70        $ 0.59        $ 0.18
  Net realized and unrealized gain (loss) on investments           (3.46)        (2.96)         1.27          2.62         (0.64)
                                                                  ------        ------        ------        ------        ------
        Net increase (decrease) from investment operations        $(2.91)       $(2.42)       $ 1.97        $ 3.21        $(0.46)
Distributions to shareowners:
  Net investment income                                            (0.57)        (0.52)        (0.62)        (0.58)        (0.13)
  Net realized gain                                                    -         (2.29)        (1.76)        (0.76)            -
  Tax return of capital                                                -         (0.03)            -             -             -
                                                                  ------        ------        ------        ------        ------
Net increase (decrease) in net asset value                        $(3.48)       $(5.26)       $(0.41)       $ 1.87        $(0.59)
                                                                  ------        ------        ------        ------        ------
Net asset value, end of period                                    $20.85        $24.33        $29.59        $30.00        $28.13
                                                                  ======        ======        ======        ======        ======
Total return*                                                     (12.24)%       (8.89)%        7.33%        11.67%        (1.59)%
Ratio of net expenses to average net assets[dagger]                 0.69%         0.66%         0.70%         0.70%         0.74%**
Ratio of net investment income to average net assets[dagger]        2.49%         2.17%         2.37%         2.01%         2.07%**
Portfolio turnover rate                                               10%           15%           14%           23%           12%
Net assets, end of period (in thousands)                          $2,842        $2,530        $2,669        $3,517        $2,888
Ratios with reduction for fees paid indirectly:
  Net expenses                                                      0.68%         0.64%         0.68%         0.69%         0.74%**
  Net investment income                                             2.50%         2.19%         2.39%         2.02%         2.07%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**       Annualized
[dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
                                                                              23

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Equity Income Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objectives of the Fund are current income and long-term growth of capital from a portfolio consisting primarily of income producing equity securities of U.S. corporations.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Shares of Class A, Class B, Class C and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C respectively. There is no distribution plan for Class Y shareowners.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION
   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

B. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 2002, the Fund reclassified $625,333 and $1,343,280 from accumulated net realized loss on investments to accumulated undistributed net investment income and paid-in capital, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended October 31, 2002, and 2001 were as follows:

--------------------------------------------------------------------------------
                                                     2002              2001
--------------------------------------------------------------------------------
    DISTRIBUTIONS PAID FROM:
    Ordinary income                             $ 12,284,345       $ 10,976,456
    Long-term capital gain                                 -         64,199,285
                                                -------------------------------
                                                $ 12,284,345       $ 75,175,741
                                                -------------------------------
    Return of capital                           $          -       $    943,280
                                                -------------------------------


    Total                                       $ 12,284,345       $  6,119,021
--------------------------------------------------------------------------------

   The following shows components of distributable earnings on a federal income tax basis at October 31, 2002. These amounts do not include the capital loss carryforward.

--------------------------------------------------------------------------------
                                                                       2002
--------------------------------------------------------------------------------
   Undistributed ordinary income                                 $   446,285

   Undistributed long-term gain                                            -
   Unrealized appreciation                                        85,335,896
                                                                 -------------
   Total                                                         $85,782,181
--------------------------------------------------------------------------------

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                               (continued)
--------------------------------------------------------------------------------

   The difference between book basis and tax-basis unrealized appreciation is attributable to the tax basis adjustments on partnership and REIT holdings.

C. FUND SHARES
   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $140,674 in underwriting commissions on the sale of Fund shares during the year ended October 31, 2002.

D. CLASS ALLOCATIONS
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

E. SECURITY LENDING
   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the loaned securities that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman & Co., the Fund's custodian.

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

F. REPURCHASE AGREEMENTS
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT
PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated at the annual rate of 0.60% of the Fund's average daily net assets up to $10 billion and 0.575% of the excess over $10 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 2002, $355,154 was payable to PIM related to management fees, administrative fees and certain others services.

3. TRANSFER AGENT
PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $146,563 in transfer agent fees payable to PIMSS at October 31, 2002.

4. DISTRIBUTION PLANS
The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $289,472 in distribution fees payable to PFD at October 31, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/02                               (continued)
--------------------------------------------------------------------------------

purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2002, CDSCs in the amount of $347,093 were paid to PFD by redeeming shareowners.

5. EXPENSE OFFSETS
The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 2002, the Fund's expenses were reduced by $83,932 under such arrangements.

6. LINE OF CREDIT FACILITY
The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2002, the Fund had no borrowings under this agreement.

7. AFFILIATED COMPANIES
The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of October 31, 2002:

--------------------------------------------------------------------------------
                           PURCHASES     SALES    DIVIDEND
 AFFILIATES                (SHARES)    (SHARES)    INCOME        VALUE
--------------------------------------------------------------------------------
 Gorman-Rupp Co.              -           -       $323,812    $12,547,734
--------------------------------------------------------------------------------

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. CHANGE IN INDEPENDENT AUDITORS
On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREOWNERS
OF PIONEER EQUITY INCOME FUND
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Equity Income Fund (the "Fund") as of October 31, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2001 and the financial highlights for each of the four years in the period ended October 31, 2001 were audited by other auditors who have ceased operations and whose report dated December 7, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Equity Income Fund at October 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                            /s/Ernst & Young LLP


Boston, Massachusetts
December 12, 2002

PIONEER EQUITY INCOME FUND
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREHOLDER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.


TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 53 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees who are interested persons and all officers of the Fund is 60 State Street, Boston Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's trustees and is available upon request, without charge, by calling 1-800-225-6292.

---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS           POSITION HELD                 TERM OF OFFICE/LENGTH OF SERVICE
                                                              Trustee since 1990.
John F. Cogan, Jr. (76)*        Chairman of the Board,        Serves until retirement or
                                Trustee and President         removal.



*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

---------------------------------------------------------------------------------------------------
Daniel T. Geraci (45)**         Trustee and                   Trustee since October, 2001.
                                Executive Vice President      Serves until retirement or
                                                              removal.











**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS           POSITION HELD                 TERM OF OFFICE/LENGTH OF SERVICE

Mary K. Bush (54)               Trustee                       Trustee since 1997.
3509 Woodbine Street                                          Serves until retirement or
Chevy Chase, MD 20815                                         removal.





---------------------------------------------------------------------------------------------------

Richard H. Egdahl, M.D. (76)    Trustee                       Trustee since 1992.
Boston University Healthcare                                  Serves until retirement or
Entrepreneurship Program,                                     removal.
53 Bay State Road,
Boston, MA 02215



---------------------------------------------------------------------------------------------------

Margaret B.W. Graham (55)       Trustee                       Trustee since 1990.
1001 Sherbrooke Street West,                                  Serves until retirement or
Montreal, Quebec, Canada                                      removal.
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS HELD

Deputy Chairman and a Director of Pioneer             Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of Pioneer;
President of all of the Pioneer Funds; and of
Counsel (since 2000, Partner prior to 2000),
Hale and Dorr LLP (counsel to PIM-USA and the
Pioneer Funds).

---------------------------------------------------------------------------------------------------

Director and CEO-US of PGAM since November            None
2001; Director, Chief Executive Officer and
President of PIM-USA since October 2001;
Director of Pioneer Funds Distributor, Inc. and
Pioneer Investment Management Shareholder
Services, Inc. since October 2001; President
and a Director of Pioneer and Pioneer
International Corporation since October 2001;
Executive Vice President of all of the Pioneer
funds since October 2001; President of Fidelity
Private Wealth Management Group from 2000
through October 2001; and Executive Vice
President--Distribution and Marketing of
Fidelity Investments Institutional Services and
Fidelity Investments Canada Ltd. prior to 2000.


---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS HELD

President, Bush & Co. (international financial        Director and/or Trustee of Brady Corporation
advisory firm)                                        (industrial identification and specialty
                                                      coated material products manufacturer), Mastec
                                                      Inc. (communications and energy
                                                      infrastructure), Mortgage Guaranty Insurance
                                                      Corporation, R.J. Reynolds Tobacco Holdings,
                                                      Inc. (tobacco) and Student Loan Marketing
                                                      Association (secondary marketing of student
                                                      loans)

----------------------------------------------------------------------------------------------------

Alexander Graham Bell Professor of Health Care        None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of
Surgery, Boston University School of Medicine;
University Professor, Boston University

----------------------------------------------------------------------------------------------------

Founding Director, The Winthrop Group, Inc.           None
(consulting firm); Professor of Management,
Faculty of Management, McGill University
----------------------------------------------------------------------------------------------------

                                                                              33

----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS           POSITION HELD                 TERM OF OFFICE/LENGTH OF SERVICE

Marguerite A. Piret (54)        Trustee                       Trustee since 1990.
One Boston Place, 26th Floor,                                 Serves until retirement or
Boston, MA 02108                                              removal.
----------------------------------------------------------------------------------------------------
Stephen K. West (74)            Trustee                       Trustee since 1993.
125 Broad Street,                                             Serves until retirement or
New York, NY 10004                                            removal.



----------------------------------------------------------------------------------------------------
John Winthrop (66)              Trustee                       Trustee since 1990.
One North Adgers Wharf                                        Serves until retirement or
Charleston, SC 29401                                          removal.

----------------------------------------------------------------------------------------------------
FUND OFFICERS
----------------------------------------------------------------------------------------------------

NAME, AGE AND ADDRESS           POSITION HELD                 TERM OF OFFICE/LENGTH OF SERVICE

Joseph P. Barri (56)            Secretary                     Since 1990.
                                                              Serves at the discretion of
                                                              Board.
----------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (54)        Assistant Secretary           Since November, 2000.
                                                              Serves at the discretion of
                                                              Board.







----------------------------------------------------------------------------------------------------
Vincent Nave (57)               Treasurer                     Since November, 2000.
                                                              Serves at the discretion of
                                                              Board.


----------------------------------------------------------------------------------------------------
Luis I. Presutti (37)           Assistant Treasurer           Since November, 2000.
                                                              Serves at the discretion of
                                                              Board.

----------------------------------------------------------------------------------------------------
Gary Sullivan (44)              Assistant Treasurer           Since May, 2002.
                                                              Serves at the discretion of
                                                              Board.






----------------------------------------------------------------------------------------------------
Alan Janson (31)                Assistant Treasurer           Since July, 2002.
                                                              Serves at the discretion of
                                                              Board.
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS HELD

President, Newbury, Piret & Company, Inc.             Director, Organogenesis Inc. (tissue
(merchant banking firm)                               engineering company)

----------------------------------------------------------------------------------------------------
Of Counsel, Sullivan & Cromwell (law firm)            Director, Dresdner RCM Global Strategic Income
                                                      Fund, Inc. and The Swiss Helvetia Fund, Inc.
                                                      (close-ended investment companies), AMVESCAP
                                                      PLC (investment managers) and First ING Life
                                                      Insurance Company of New York
----------------------------------------------------------------------------------------------------
President, John Winthrop & Co., Inc. (private         Director of NUI Corp. (energy sales, services
investment firm)                                      and distribution)

----------------------------------------------------------------------------------------------------

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PRINCIPAL OCCUPATION DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS HELD

Partner, Hale and Dorr, LLP; Secretary of each        None
Pioneer fund

----------------------------------------------------------------------------------------------------

Secretary of PIM-USA: Senior Vice President- Legal    None
of Pioneer; and Secretary/Clerk of most of
PIM-USA's subsidiaries since October 2000;
Assistant Secretary of all of the Pioneer funds
since November 2000; Senior Counsel, Assistant
Vice President and Director of Compliance of
PIM-USA from April 1998 through October 2000; Vice
President and Assistant General Counsel, First
Union Corporation from December 1996 through March
1998
----------------------------------------------------------------------------------------------------

Vice President-Fund Accounting and Custody             None
Services of Pioneer (Manager from September 1996
to February 1999); and Treasurer of all of the
Pioneer Funds (Assistant Treasurer from June 1999
to November 2000)
----------------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting,               None
Administration and Custody Services of Pioneer
since 1997; and Assistant Treasurer of all the
Pioneer Funds since May 2002.
----------------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information                None
Technology-Fund Accounting, Administration and
Custody Services of Pioneer since March, 2002, and
Assistant Treasurer of all of the Pioneer funds
since July 2002. Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000 to
February 2002; member of Pioneer Pricing Group
from 1996 to 2000 (promoted to Manager in 1998
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FACTFONE(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your 3-digit fund number and your four-digit personal identification number at hand.


6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.


INVESTOMATIC PLAN
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


PAYROLL INVESTMENT PROGRAM (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AUTOMATIC EXCHANGE PROGRAM
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


DIRECTED DIVIDENDS
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


DIRECT DEPOSIT
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


SYSTEMATIC WITHDRAWAL PLAN (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------


We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292


FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321


RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997


WRITE TO US:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)


VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
FUND PROSPECTUS.






[logo] PIONEER
       Investments(R)


PIONEER INVESTMENT MANAGEMENT, INC.                                             12480-00-1202
60 STATE STREET                                                PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109         (C) 2002 UNDERWRITER OF PIONEER MUTUAL FUNDS, MEMBER SIPC
www.pioneerfunds.com                                 [RECYCLE LOGO] PRINTED ON RECYCLED PAPER
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